Exhibit 99.1

INDEPENDENT

DIRECTOR ELECTION PROCESS

November 14, 2008

The Federal Home Loan Bank of Boston (the Bank) will be conducting an election for two independent directorships whose terms of office will commence on January 1, 2009. Financial institutions that were Bank members as of December 31, 2007, will be eligible to vote in the 2008 election of independent directors.

Please note that the independent director election process is separate from the election process for member directors on the Bank’s board. Ballots for the member director election were mailed separately on October 28, 2008, and should be completed and returned to the Bank by 5:00 p.m. on Friday, November 28, 2008.

Background

Prior to July 30, 2008, the Bank’s regulator at the time, the Federal Housing Finance Board, was responsible for selecting “appointive directors” to serve on the Bank’s board of directors. However, as a result of the passage of the Housing and Economic Recovery Act of 2008, the appointive directors are now deemed to be “independent directors.” The new regulator of the Federal Home Loan Banks, the Federal Housing Finance Agency (FHFA), does not have the ultimate responsibility for choosing these directors. Rather, the Bank’s eligible members will now elect the independent directors.

The Bank currently has eight independent directors on its board. Three of these eight independent director seats are currently “public interest” directorships. To serve as a public interest director, an individual must have more than four years of experience in representing consumer or community interests, banking services, credit needs, housing, or financial consumer protections.

An individual may not serve as an independent director if he or she is an officer of any Federal Home Loan Bank, or a director, officer, or employee of any Bank member or recipient of Bank advances. To serve as an independent director (other than a public interest director), an individual must have knowledge of, or experience in one or more of the following areas: financial management, auditing and accounting, risk management practices, derivatives, project development, organizational management, and the law.

Independent Directorships Up for Election in 2008

For 2009, the FHFA has designated a total of seven independent directorships for Bank. Eligible Bank members will be given the opportunity to vote for two independent directorships (neither of which is a public interest directorship) whose terms will commence on January 1, 2009.

The Bank’s board, in consultation with the Bank’s Affordable Housing Advisory Council and Governance Committee, is responsible for the selection of nominees for the two independent directorships. The nominees’ applications must then be delivered to the FHFA prior to commencement of the member vote. Voting is expected to commence shortly.

Enclosed for your information is a list of the current members of the Bank’s board. The list contains information about, among other things, the names and locations of the organizations that the members of the board are connected with, and the current expiration dates of the terms of the office of the directors. In a separate set of attachments is information about the name, location, and FHFA identification number of every member in the Bank’s district who is eligible to vote, and the number of votes each eligible member may cast for each open directorship.

If you have any questions about the independent director election process, please contact Senior Vice President and General Counsel Ellen McLaughlin at 617-292-9660 or ellen.mclaughlin@fhlbboston.com.

We look forward to your participation in this year’s independent director elections.

Sincerely,

Michael A. Jessee

President and Chief Executive Officer

Enclosures (2)

District 1

FEDERAL HOME LOAN BANK OF BOSTON
111 Huntington Ave, 24th Floor		Distribution of Elective
Boston, Massachusetts 02199		Directorships
		Connecticut	2
Mail Address:	Post Office Box 990411	Maine	1
	Boston, Massachusetts 02199-7614	Massachusetts	4
		New Hampshire	1
Telephone:	(617) 292-9600	Rhode Island	1
		Vermont	1

PRESIDENT

MICHAEL A. JESSEE

DIRECTORS

ROBERT F. VERDONCK    CHAIR

JAY F. MALCYNSKY      VICE CHAIR

ELECTIVE DIRECTORS  (10)

Term Expires
MCCARTHY, Kevin M. President and CEO	Newport Federal Savings Bank 100 Bellevue Avenue Newport, RI 02840	(401) 847-3696 x-106	12-31-2008

VERDONCK, Robert F. Director	The Savings Bank Life Insurance Company of Massachusetts One Linscott Road Woburn, MA 01801	(781) 938-3500	12-31-2008

CLOSSON, Steven A. President and CEO	Androscoggin Savings Bank 30 Lisbon Street Lewiston, ME 04243	(207) 777-6600	12-31-2009

CONNELLY, Arthur R. Chairman and CEO	South Shore Savings Bank 1530 Main Street South Weymouth, MA 02190	(781) 682-3110	12-31-2009

MACOMBER, Mark E. President and CEO	Litchfield Bancorp 294 West Street Litchfield, CT 06759	(860) 567-9401	12-31-2009

MILLER, Jan A. President and CEO	Wainwright Bank & Trust Company 63 Franklin Street Boston, MA 02110	(617) 478-4000 x-335	12-31-2009

ROSATO, R. David Senior Vice President and Treasurer	People’s United Financial Corporation 850 Main Street Bridgeport, CT 06604	(203) 338-7286	12-31-2009

CHRISTY, Stephen F. President and CEO	Mascoma Savings Bank, FSB 67 North Park Street Lebanon, NH 03766	(603) 443-8634	12-31-2010

CROSBY, Peter F. President and CEO	Passumpic Savings Bank 497 Railroad Street St. Johnsbury, VT 05819	(802) 751-4203	12-31-2010

LAVOIE, A. James Trustee	Middlesex Savings Bank 6 Main Street Natick, MA 01760	(508) 653-0300	12-31-2010

APPOINTIVE DIRECTORS    (8)

CALAMARE, Andrew, J. President and CEO	Life Insurance Association of Massachusetts 501 Boylston Street Boston, MA 02116	(617) 375-9200 Ext 15	12-31-2008

HURLEY, Cornelius K. Director	Morin Center for Banking and Financial Law Boston University School of Law 116 Commonwealth Ave. Boston, MA 02116	(617) 353-5427	12-31-2008

*MALCYNSKY, Jay F. Managing Partner	Gaffney Bennett & Associates One Liberty Square New Britain, CT 06051	(860) 229-0301	12-31-2008

GOLDSMITH, John Partner	Roseview Securities LLC 75 Federal Street, Suite 610 Boston, MA 02110	(617) 956-4390	12-31-2009

PETERS, Helen Frame Professor of Finance	Finance Department Carroll School of Management Boston College 140 Commonwealth Avenue Chestnut Hill, MA 02467	(617) 552-3945	12-31-2009

CARTY, Joan President and Chief Executive Officer	Housing Development Fund 100 Prospect Street Stamford, CT 06901	(203) 969-1830 Ext. 18	12-31-2010

*CLANCY, Patrick E. President and CEO	The Community Builders, Inc. 95 Berkeley Street, Suite 500 Boston, MA 02116	(857) 221-8601	12-31-2010

*ELLER, John T.	549 Gillingham Drive Newbury, NH 03255	(603) 938-5564	12/31/2010

*Community Interest Director	November 2008

Election of Directors

Federal Home Loan Bank of Boston

List of Member Institutions

Eligible to Participate in 2008 Election

as of 12/31/2007 Record Date

(Maximum number of votes - state average - 54,928)

City		State	Institution	Customer Number	Eligible Votes
1	Windsor Locks	CT	360 Federal Credit Union	53013	1,317
2	East Hartford	CT	American Eagle Federal Credit Union	13784	20,895
3	Cheshire	CT	Apple Valley Bank & Trust Company	17864	3,779
4	New Canaan	CT	Bank Of New Canaan	52518	9,953
5	Glastonbury	CT	Bankers’ Bank Northeast	52372	3,939
6	Meriden	CT	Castle Bank And Trust Company	16981	4,917
7	Groton	CT	Charter Oak Federal Credit Union	9444	36,927
8	Norwich	CT	Chelsea Groton Savings Bank	8593	16,268
9	Putnam	CT	Citizens National Bank	10336	13,429
10	Collinsville	CT	Collinsville Savings Society	8573	16,143
11	Westport	CT	Connecticut Community Bank, N.A.	17218	2,480
12	Wethersfield	CT	Connecticut River Community Bank	52768	11,406
13	North Haven	CT	Connex Credit Union	52195	4,863
14	Wallingford	CT	Constitution Corporate Federal Credit Union	13410	26,810
15	Rowayton	CT	Darien Rowayton Bank	54126	328
16	Norwich	CT	Dime Bank	8347	54,928
17	Weathersfield	CT	Dutch Point Credit Union	16401	679
18	Norwich	CT	Eastern Federal Bank	1039	16,738
19	Enfield	CT	Enfield Federal Savings And Loan Association	803	27,552
20	Essex	CT	Essex Savings Bank	13145	22,031
21	Ridgefield	CT	Fairfield County Bank	6745	54,928
22	Farmington	CT	Farmington Savings Bank	8442	17,629
23	Bristol	CT	First Bristol Federal Credit Union	53957	834
24	Stamford	CT	First County Bank	7711	54,928
25	Litchfield	CT	First National Bank Of Litchfield	10321	49,730
26	Suffield	CT	First National Bank Of Suffield	11912	6,338
27	East Hartford	CT	First New England Federal Credit Union	17759	2,453
28	Guilford	CT	Guilford Savings Bank	10540	15,753
29	Farmington	CT	Insurbanc	15686	8,995
30	Jewett City	CT	Jewett City Savings Bank	8429	5,055
31	Groton	CT	Ledge Light Federal Credit Union	17217	1,918
32	Middletown	CT	Liberty Bank	6722	54,928
33	Litchfield	CT	Litchfield Bancorp	8748	23,942
34	Hartford	CT	Metlife Insurance Company Of Connecticut	52710	54,928
35	Milford	CT	Milford Bank	7458	17,981

CT

City		State	Institution	Customer Number	Eligible Votes
36	Wilton	CT	Mutual Security Credit Union	53711	1,806
37	Salisbury	CT	National Iron Bank	11090	2,126
38	Naugatuck	CT	Naugatuck Savings Bank	8452	36,864
39	Naugatuck	CT	Naugatuck Valley Savings And Loan	5234	46,962
40	New Haven	CT	Newalliance Bank	7401	54,928
41	Newtown	CT	Newtown Savings Bank	8506	54,928
42	Winsted	CT	Northwest Community Bank	7825	30,678
43	Rocky Hill	CT	Nutmeg State Federal Credit Union	52356	4,401
44	Stamford	CT	Patriot National Bank	16621	27,533
45	Glastonbury	CT	Patrons Mutual Insurance Company Of Connecticut	52146	473
46	Bridgeport	CT	People’S United Bank	6828	54,928
47	Orange	CT	Prime Bank	14265	364
48	Hartford	CT	Prudential Bank & Trust, Fsb	53300	22,811
49	Putnam	CT	Putnam Bank	11738	54,928
50	South Windsor	CT	Rockville Bank	7955	54,928
51	Lakeville	CT	Salisbury Bank And Trust Company	11903	50,395
52	Danbury	CT	Savings Bank Of Danbury	12443	34,035
53	Willimantic	CT	Savings Institute	8473	54,928
54	Middletown	CT	Seasons Federal Credit Union	53902	406
55	Stratford	CT	Sikorsky Financial Credit Union	13574	8,967
56	Simsbury	CT	Simsbury Bank And Trust Company	15683	4,755
57	Stafford Springs	CT	Stafford Savings Bank	10564	3,248
58	Stamford	CT	Stamford Federal Credit Union	53764	270
59	Branford	CT	Superior Savings Of New England, N.A.	8411	11,262
60	Greenwich	CT	The Bank Of Greenwich	53963	305
61	New Haven	CT	The Bank Of Southern Connecticut	52529	493
62	Bridgeport	CT	The Community’S Bank	52920	519
63	Hartford	CT	The Connecticut Bank And Trust Company	53450	9,271
64	Thomaston	CT	Thomaston Savings Bank	10783	16,321
65	Torrington	CT	Torrington Savings Bank	12135	21,769
66	Danbury	CT	Union Savings Bank	7397	54,928
67	Plainville	CT	United Business & Industry Federal C.U.	17279	313
68	Bristol	CT	Valley Bank	52169	5,039
69	East Hartford	CT	Vantislife Insurance Company	11542	7,233
70	Middlebury	CT	Waterbury Connecticut Teachers Federal Credit Union	53835	114
71	Waterbury	CT	Webster Bank, N.A.	13230	54,928
72	Sandy Hook	CT	Western Connecticut Federal Credit Union	54109	262
73	Wilton	CT	Wilton Bank	9763	658
74	Windsor	CT	Windsor Federal Savings And Loan Association	3781	10,640
75	Windsor Locks	CT	Windsor Locks Federal Credit Union	16446	3,078
76	Stafford Springs	CT	Workers Federal Credit Union	17219	197
			Total Connecticut	76	1,468,714

CT

Election of Directors

Federal Home Loan Bank of Boston

List of Member Institutions

Eligible to Participate in 2008 Election

as of 12/31/2007 Record Date

(Maximum number of votes - state average - 32,689 )

City		State	Institution	Customer Number	Eligible Votes
1	North Abington	MA	Abington Bank	16337	3,260
2	Adams	MA	Adams Cooperative Bank	12676	18,756
3	Chicopee	MA	Aldenville Credit Union	16744	851
4	Worcester	MA	Allcom Credit Union	53032	808
5	Athol	MA	Athol Credit Union	16528	10,233
6	Athol	MA	Athol Savings Bank	14766	7,926
7	Athol	MA	Athol-Clinton Cooperative Bank	4452	16,559
8	Hudson	MA	Avidia Bank	10957	32,689
9	Avon	MA	Avon Co-Operative Bank	53487	1,628
10	Canton	MA	Bank Of Canton/Canton Institution For Savings	8486	32,689
11	Hyannis	MA	Bank Of Cape Cod	53976	282
12	North Easton	MA	Bank Of Easton, A Co-Operative Bank	12613	5,209
13	Fall River	MA	Bank Of Fall River, A Cooperative Bank	13445	2,397
14	Yarmouth Port	MA	Barnstable County Mutual Insurance Company	52720	232
15	Barre	MA	Barre Savings Bank	12199	7,291
16	Worcester	MA	Bay State Savings Bank	7995	31,070
17	Belmont	MA	Belmont Savings Bank	11885	32,689
18	Franklin	MA	Benjamin Franklin Bank	8451	32,689
19	Pittsfield	MA	Berkshire Bank	7290	32,689
20	Beverly	MA	Beverly Co-Operative Bank	9804	30,403
21	Beverly	MA	Beverly National Bank	16711	31,183
22	Dorchester	MA	Boston Firefighters Credit Union	53033	6,991
23	Boston	MA	Boston Private Bank And Trust Company	9312	32,689
24	South Braintree	MA	Braintree Co-Operative Bank	12722	5,731
25	Bridgewater	MA	Bridgewater Credit Union	53168	18,430
26	Raynham	MA	Bridgewater Savings Bank	8030	32,689
27	Taunton	MA	Bristol County Bank	8406	32,689

MA

City		State	Institution	Customer Number	Eligible Votes
28	Brookline	MA	Brookline Bank	7948	32,689
29	Brookline	MA	Brookline Municipal Credit Union	17193	434
30	Lynn	MA	Brotherhood Credit Union	53389	1,771
31	Lowell	MA	Butler Bank-A Co-Operative Bank	6170	9,951
32	Cambridge	MA	Cambridge Savings Bank	14455	32,689
33	Cambridge	MA	Cambridge Trust Company	16273	32,689
34	Canton	MA	Canton Co-Operative Bank	5824	3,891
35	Hyannis	MA	Cape Cod Co-Operative Bank	1456	32,689
36	Harwichport	MA	Cape Cod Five Cents Savings Bank	14063	32,689
37	Somerville	MA	Central Co-Operative Bank	6695	32,689
38	Shrewsbury	MA	Central One Federal Credit Union	53743	3,017
39	Medford	MA	Century Bank And Trust Company	12351	32,689
40	Chelsea	MA	Chelsea-Provident Co-Operative Bank	12487	2,867
41	Chicopee	MA	Chicopee Savings Bank	7924	15,007
42	Fall River	MA	Citizens-Union Savings Bank	13133	32,689
43	Clinton	MA	Clinton Savings Bank	8340	32,689
44	Gardner	MA	Colonial Co-Operative Bank	6286	1,732
45	Quincy	MA	Colonial Federal Savings Bank	1673	14,358
46	Worcester	MA	Commerce Bank & Trust Company	13732	32,689
47	Worcester	MA	Commonwealth National Bank	52331	25,522
48	Brockton	MA	Community Bank	8090	32,689
49	Lynn	MA	Community Credit Union Of Lynn	11582	9,227
50	Ware	MA	Country Bank For Savings	5068	32,689
51	Brockton	MA	Crescent Credit Union	16448	14,750
52	Danvers	MA	Danversbank	8024	32,689
53	Franklin	MA	Dean Co-Operative Bank	5366	24,882
54	Dedham	MA	Dedham Institution For Savings	14280	32,689
55	Woburn	MA	Depositors Insurance Fund	52905	12,035
56	Marlborough	MA	Digital Federal Credit Union	53151	32,689
57	Needham	MA	Direct Federal Credit Union	17866	7,373
58	Everett	MA	Eagle Bank	8478	11,266
59	East Boston	MA	East Boston Savings Bank	8530	26,524
60	East Bridgewater	MA	East Bridgewater Savings Bank	12797	14,871
61	Cambridge	MA	East Cambridge Savings Bank	14622	32,689
62	Lynn	MA	Eastern Bank	12134	32,689
63	Burlington	MA	Eastern Corporate Federal Credit Union	17758	32,689

MA

City		State	Institution	Customer Number	Eligible Votes
64	Easthampton	MA	Easthampton Savings Bank	15456	32,689
65	Merrimac	MA	Economy Co-Operative Bank	6566	531
66	Edgartown	MA	Edgartown National Bank	13512	7,081
67	Lowell	MA	Enterprise Bank And Trust Company	11801	31,527
68	Lynn	MA	Equitable Co-Operative Bank	4616	9,001
69	Everett	MA	Everett Co-Operative Bank	12018	9,593
70	Everett	MA	Everett Credit Union	14367	1,889
71	Fall River	MA	Fall River Five Cents Savings Bank	12488	32,689
72	Fall River	MA	Fall River Municipal Credit Union	53231	22,780
73	Fitchburg	MA	Family Federal Savings, F.A.	4434	13,450
74	Ware	MA	Familyfirst Bank	4278	8,831
75	Fitchburg	MA	Fidelity Co-Operative Bank	2284	32,689
76	New Bedford	MA	First Citizens’ Federal Credit Union	15236	27,857
77	Boston	MA	First Federal Savings Bank Of Boston	3835	1,374
78	Ipswich	MA	First National Bank Of Ipswich	12749	15,492
79	East Boston	MA	First Priority Credit Union	14018	13,218
80	Boston	MA	First Trade Union Bank	8433	32,689
81	Florence	MA	Florence Savings Bank	8064	32,689
82	Foxborough	MA	Foxboro Federal Savings	544	4,795
83	Framingham	MA	Framingham Co-Operative Bank	4185	5,896
84	Springfield	MA	Freedom Credit Union	54011	8,229
85	Georgetown	MA	Georgetown Savings Bank	8732	26,340
86	Gardner	MA	Gfa Federal Credit Union	52698	3,810
87	Gloucester	MA	Gloucester Cooperative Bank	13786	12,894
88	Rockport	MA	Granite Savings Bank	10990	1,737
89	Springfield	MA	Greater Springfield Credit Union	54096	1,460
90	Greenfield	MA	Greenfield Co-Operative Bank	9582	11,305
91	Greenfield	MA	Greenfield Savings Bank	12703	32,689
92	Pittsfield	MA	Greylock Federal Credit Union	12592	32,689
93	Springfield	MA	Hampden Bank	13165	32,689
94	Hanscom Afb	MA	Hanscom Federal Credit Union	14156	22,104
95	Brockton	MA	Harborone Credit Union	15304	32,689
96	Cambridge	MA	Harvard University Employees Credit Union	53742	8,589
97	Haverhill	MA	Haverhill Bank	4530	3,472
98	Hingham	MA	Hingham Institution For Savings	8328	32,689
99	Holbrook	MA	Holbrook Co-Operative Bank	53295	4,249

MA

City		State	Institution	Customer Number	Eligible Votes
100	Holyoke	MA	Holyoke Credit Union	17660	6,923
101	Webster	MA	Hometown Bank, A Cooperative Bank	14918	9,770
102	North Adams	MA	Hoosac Bank	12401	32,689
103	Boston	MA	Hyde Park Co-Operative Bank	4186	16,788
104	Hyde Park	MA	Hyde Park Savings Bank	14800	24,934
105	Fitchburg	MA	I-C Federal Credit Union	13050	18,897
106	Boston	MA	Industrial Credit Union	53121	5,433
107	Newburyport	MA	Institution For Savings In Newburyport And Its Vicinity	16919	32,689
108	Lowell	MA	Jeanne D’Arc Credit Union	13245	32,689
109	Fall River	MA	Lafayette Federal Savings Bank	4658	6,853
110	Arlington	MA	Leader Bank,N.A.	52445	15,379
111	Lee	MA	Lee Bank	7811	32,689
112	Pittsfield	MA	Legacy Banks	6694	32,689
113	Lenox	MA	Lenox National Bank	11848	2,690
114	Leominster	MA	Leominster Credit Union	16297	24,890
115	Lowell	MA	Lowell Co-Operative Bank	4930	5,987
116	Lowell	MA	Lowell Five Cents Savings Bank	52045	32,689
117	Ludlow	MA	Luso Federal Credit Union	53667	2,034
118	Peabody	MA	Luso-American Credit Union	53451	1,653
119	Lowell	MA	M/A-Com Federal Credit Union	53139	100
120	Mansfield	MA	Mansfield Co-Operative Bank	8465	13,499
121	Marblehead	MA	Marblehead Savings Bank	8425	20,741
122	Marlborough	MA	Marlborough Co-Operative Bank	12918	5,378
123	Marlborough	MA	Marlborough Savings Bank	16539	6,809
124	Edgartown	MA	Martha’S Vineyard Savings Bank	13953	32,689
125	Westborough	MA	Massachusetts Credit Union Share Ins Corp	17799	210
126	Cambridge	MA	Massachusetts Institute Of Tech. Fcu	16642	6,020
127	Boston	MA	Massachusetts State Employees C.U.	17273	741
128	Springfield	MA	Massmutual Federal Credit Union	53569	1,411
129	Middleborough	MA	Mayflower Co-Operative Bank	3629	12,712
130	South Boston	MA	Mbta Employees Credit Union	17920	2,719
131	Taunton	MA	Mechanics Cooperative Bank	14803	20,261
132	Boston	MA	Medical Area Federal Credit Union	52940	243
133	Medway	MA	Medway Co-Operative Bank	14064	8,581
134	Dorchester	MA	Meetinghouse Co-Operative Bank	16620	5,183
135	Melrose	MA	Melrose Co-Operative Bank	53570	2,690

MA

City		State	Institution	Customer Number	Eligible Votes
136	Somerville	MA	Members Plus Credit Union	10360	4,951
137	Boston	MA	Mercantile Bank And Trust Company	17162	5,865
138	Merrimac	MA	Merrimac Savings Bank	17081	1,819
139	Lawrence	MA	Merrimack Valley Federal Credit Union	17153	6,052
140	Methuen	MA	Methuen Cooperative Bank	54049	1,510
141	Chelsea	MA	Metropolitan Credit Union	12037	11,423
142	Somerville	MA	Middlesex Federal Savings, F.A.	1452	27,973
143	Natick	MA	Middlesex Savings Bank	11307	32,689
144	Milford	MA	Milford Federal Savings And Loan Association	4167	14,066
145	Milford	MA	Milford National Bank & Trust Company	13190	18,856
146	Millbury	MA	Millbury Federal Credit Union	15919	10,667
147	Millbury	MA	Millbury National Bank	17573	1,149
148	Milbury	MA	Millbury Savings Bank	12919	14,232
149	Monson	MA	Monson Savings Bank	8424	19,790
150	South Boston	MA	Mount Washington Co-Operative Bank	11856	32,689
151	Whitman	MA	Mutual Federal Savings Bank Of Plymouth County	4032	27,141
152	Natick	MA	Natick Federal Savings Bank	1463	4,166
153	Marblehead	MA	National Grand Bank Of Marblehead	12246	11,317
154	Attleboro	MA	Nationsheritage Federal Credit Union	53369	1,510
155	Needham	MA	Needham Bank	12669	32,689
156	Newburyport	MA	Newburyport Five Cents Savings Bank	8496	32,689
157	North Brookfield	MA	North Brookfield Savings Bank	12044	3,947
158	Cambridge	MA	North Cambridge Co-Operative Bank	4594	1,992
159	North Easton	MA	North Easton Savings Bank	10965	10,965
160	Ayer	MA	North Middlesex Savings Bank	8141	22,887
161	Peabody	MA	North Shore Bank	7963	32,378
162	Northampton	MA	Northampton Cooperative	14252	8,877
163	Haverhill	MA	Northeast Community Credit Union	53302	4,211
164	Woburn	MA	Northern Bank And Trust Company	13346	32,689
165	Lowell	MA	Northern Mass Telephone Workers Community Credit Union	14801	16,959
166	North Andover	MA	Northmark Bank	11802	4,898
167	Norwood	MA	Norwood Co-Operative Bank	4396	19,345
168	Boston	MA	Oneunited Bank	9061	32,689
169	Woburn	MA	Patriot Community Bank	53745	113
170	Haverhill	MA	Pentucket Five Cents Savings Bank	16982	10,678
171	Brighton	MA	Peoples Federal Savings Bank	4223	20,513

MA

City		State	Institution	Customer Number	Eligible Votes
172	Holyoke	MA	Peoplesbank	14281	32,689
173	Cohasset	MA	Pilgrim Bank	13875	8,839
174	Pittsfield	MA	Pittsfield Co-Operative Bank	1219	16,235
175	Chicopee	MA	Polish National Credit Union	53296	17,431
176	Amesbury	MA	Provident Bank, The	11438	25,345
177	Quincy	MA	Quincy Credit Union	53029	2,971
178	Quincy	MA	Quincy Mutual Fire Insurance Company	54081	18,642
179	Randolph	MA	Randolph Savings Bank	13264	12,571
180	Reading	MA	Reading Co-Operative Bank	14595	26,909
181	North Andover	MA	River Bank	7762	32,689
182	Lynn	MA	River Works Credit Union	52887	3,397
183	Rockland	MA	Rockland Federal Credit Union	15966	32,689
184	Rockland	MA	Rockland Trust Company	12084	32,689
185	Rockport	MA	Rockport National Bank	14065	6,655
186	Fitchburg	MA	Rollstone Bank And Trust	7794	32,689
187	Jamaica Plain	MA	Roxbury-Highland Co-Operative Bank	4957	1,020
188	Waltham	MA	Rtn Federal Credit Union	9506	21,487
189	Salem	MA	Salem Five Cents Savings Bank	8342	32,689
190	Saugus	MA	Saugus Federal Credit Union	17760	2,337
191	Saugus	MA	Saugusbank, A Co-Operative Bank	8076	18,921
192	Southbridge	MA	Savers Co-Operative Bank	3996	25,541
193	Wakefield	MA	Savings Bank	13771	7,929
194	Woburn	MA	Savings Bank Life Insurance Company	53604	32,689
195	Scituate	MA	Scituate Federal Savings Bank	5316	21,201
196	Provincetown	MA	Seamen’S Bank	11279	5,579
197	Salem	MA	Seaport Credit Union	16710	8,916
198	Sharon	MA	Sharon Credit Union	52119	8,422
199	Somerset	MA	Slade’S Ferry Trust Company	13178	32,689
200	Adams	MA	South Adams Savings Bank	12033	9,157
201	Rockland	MA	South Coastal Bank	16298	18,822
202	Weymouth	MA	South Shore Co-Operative Bank	5361	31,887
203	Weymouth	MA	South Shore Savings Bank	8563	32,689
204	Southbridge	MA	Southbridge Credit Union	16159	4,265
205	Southbridge	MA	Southbridge Savings Bank	14520	32,689
206	New Bedford	MA	Southcoast Health System Federal Credit Union	53666	348
207	Fairhaven	MA	Southern Mass Credit Union	52411	2,121

MA

City		State	Institution	Customer Number	Eligible Votes
208	Spencer	MA	Spencer Savings Bank	7953	32,689
209	Lynn	MA	St Jean’S Credit Union	52994	1,811
210	Fall River	MA	St. Anne’S Credit Union Of Fall River	11952	19,231
211	Marlborough	MA	St. Mary’S Credit Union	10567	11,740
212	Stoneham	MA	Stoneham Savings Bank	8422	31,058
213	Stoneham	MA	Stonehambank - A Co-Operative Bank	6525	32,689
214	Stoughton	MA	Stoughton Co-Operative Bank	52977	9,262
215	Medway	MA	Strata Bank	10887	32,689
216	Taunton	MA	Taunton Federal Credit Union	53097	5,680
217	Boston	MA	Taupa Lithuanian Federal Credit Union	16568	311
218	Webster	MA	The Commerce Insurance Company	53390	17,707
219	Roslindale	MA	The Cooperative Bank	8441	18,013
220	Boston	MA	Tremont Credit Union	15734	3,179
221	Hadley	MA	U-Mass Five College Federal Credit Union	15847	4,817
222	Whitinsville	MA	Unibank For Savings	12555	9,645
223	West Springfield	MA	United Bank	1328	32,689
224	Boston	MA	University Credit Union	14227	308
225	Auburndale	MA	Village Bank, The	5765	30,740
226	Boston	MA	Wainwright Bank & Trust Company	12935	32,689
227	Wakefield	MA	Wakefield Co-Operative Bank	17289	2,353
228	Walpole	MA	Walpole Co-Operative Bank	13294	5,994
229	Lowell	MA	Washington Savings Bank	10862	17,403
230	Watertown	MA	Watertown Savings Bank	11346	30,251
231	Webster	MA	Webster First Federal Credit Union	17865	16,192
232	Webster	MA	Webster Five Cents Savings Bank	11895	32,689
233	Wellesley	MA	Wellesley Bank	12405	19,054
234	Westfield	MA	Westfield Savings Bank	12517	32,689
235	Westport	MA	Westport Federal Credit Union	53230	774
236	East Weymouth	MA	Weymouth Bank	8348	7,560
237	Williamstown	MA	Williamstown Savings Bank	12136	32,689
238	Winchester	MA	Winchester Co-Operative Bank	4390	21,056
239	Winchester	MA	Winchester Savings Bank	7682	31,461
240	Somerville	MA	Winter Hill Bank, Fsb	1149	12,546
241	Winthrop	MA	Winthrop Federal Credit Union	15915	3,320
242	Fitchburg	MA	Worker’S Credit Union	15848	7,249
			Total Massachusetts	242	4,121,827

MA

Election of Directors

Federal Home Loan Bank of Boston

List of Member Institutions

Eligible to Participate in 2008 Election

as of 12/31/2007 Record Date

(Maximum number of votes - state average - 36,929

City		State	Institution	Customer Number	Eligible Votes
1	Lewiston	ME	Androscoggin Savings Bank	7669	36,929
2	Caribou	ME	Aroostook County Federal Savings And Loan Association	3995	2,196
3	Brunswick	ME	Atlantic Regional Federal Credit Union	11330	4,742
4	Auburn	ME	Auburn Savings Bank, Fsb	1305	7,755
5	Bangor	ME	Bangor Federal Credit Union	15914	638
6	Bangor	ME	Bangor Savings Bank	7107	36,929
7	Bar Harbor	ME	Bar Harbor Bank And Trust	9261	36,929
8	Bar Harbor	ME	Bar Harbor Savings And Loan Association	6049	1,542
9	Bath	ME	Bath Savings Institution	10960	36,929
10	Biddeford	ME	Biddeford Savings Bank	10536	30,426
11	Augusta	ME	Border Trust Company	16767	2,938
12	Camden	ME	Camden National Bank	9393	36,929
13	Gorham	ME	Casco Federal Credit Union	52876	285
14	Lewiston	ME	Central Maine Federal Credit Union	11013	470
15	South Portland	ME	Coast Line Credit Union	52846	2,363
16	Damariscotta	ME	Damariscotta Bank And Trust Company	9758	2,162
17	Baileyville	ME	Down East Federal Credit Union	15733	5,627
18	Portland	ME	Evergreen Credit Union	13388	1,494
19	Bath	ME	First Federal Savings & Loan Association Of Bath	3786	5,529
20	Bath	ME	Five County Credit Union	52487	2,356
21	Farmington	ME	Franklin Savings Bank	8326	4,723
22	Farmington	ME	Franklin-Somerset Federal Credit Union	52400	468
23	Gorham	ME	Gorham Savings Bank	15348	36,929
24	Scarborough	ME	Hannaford Associates Federal Credit Union	52430	1,081
25	Portland	ME	Infinity Federal Credit Union	9577	23,766
26	Millinocket	ME	Katahdin Federal Credit Union	12128	1,937
27	Patten	ME	Katahdin Trust Company	10885	19,709
28	Waterville	ME	Kennebec Federal Savings And Loan Association	3844	13,440
29	Augusta	ME	Kennebec Savings Bank	10711	36,929
30	Kennebunk	ME	Kennebunk Savings Bank	8510	32,942
31	Machias	ME	Machias Savings Bank	9576	26,313
32	Lewiston	ME	Maine Family Federal Credit Union	17025	609
33	Dexter	ME	Maine Highlands Federal Credit Union	52332	730
34	Hampden	ME	Maine Savings Fcu	9595	5,352
35	Augusta	ME	Maine State Credit Union	13085	3,137

ME

City		State	Institution	Customer Number	Eligible Votes
36	Auburn	ME	Mechanic Savings Bank	14626	13,728
37	Bangor	ME	Merrill Merchants Bank	11901	13,072
38	Waterville	ME	New Dimensions Federal Credit Union	53167	410
39	Madawaska	ME	Norstate Federal Credit Union	9460	2,338
40	Lewiston	ME	Northeast Bank	7705	36,929
41	Norway	ME	Norway Savings Bank	8540	36,929
42	Biddeford	ME	Ocean Communities Federal Credit Union	15732	4,005
43	Mexico	ME	Oxford Federal Credit Union	11948	1,556
44	Old Town	ME	Penobscot Federal Credit Union	52393	794
45	Biddeford	ME	Peopleschoice Credit Union	15664	2,227
46	Lewiston	ME	Rainbow Federal Credit Union	10966	4,026
47	Kennebunk	ME	Rivergreen Bank	52794	1,404
48	Rockland	ME	Rockland Savings And Loan Association	1454	5,651
49	Saco	ME	Saco & Biddeford Savings Institution	10992	36,929
50	Sanford	ME	Sanford Institution For Savings	7706	36,929
51	Gardiner	ME	Savings Bank Of Maine	6947	11,219
52	Bucksport	ME	Seaboard Federal Credit Union	9907	1,149
53	Pittsfield	ME	Sebasticook Valley Federal Credit Union	17235	3,724
54	Skowhegan	ME	Skowhegan Savings Bank	10566	31,616
55	Portland	ME	Td Banknorth, N.A.	8115	36,929
56	Caribou	ME	The County Federal Credit Union	52983	914
57	Damariscotta	ME	The First, National Association	10325	36,929
58	S. Portland	ME	Town & Country Federal Credit Union	17450	3,626
59	Portland	ME	Truchoice Federal Credit Union	53871	957
60	Ellsworth	ME	Union Trust Company Of Ellsworth	9781	36,929
61	Orono	ME	University Credit Union	10565	18,543
62	Sanford	ME	York County Federal C.U.	16338	6,981
			Total Maine:	62	849,676

ME

Election of Directors

Federal Home Loan Bank of Boston

List of Member Institutions

Eligible to Participate in 2008 Election

as of 12/31/2007 Record Date

(Maximum number of votes - state average - 19,478)

City		State	Institution	Customer Number	Eligible Votes
1	Windham	NH	Bank Of New England	15496	1,515
2	Manchester	NH	Bellwether Community Credit Union	53603	12,557
3	Bedford	NH	Centrix Bank & Trust	16567	9,442
4	Claremont	NH	Claremont Savings Bank	7619	15,004
5	Plymouth	NH	Community Guaranty Savings Bank	12463	4,404
6	Dover	NH	Federal Savings Bank Of Dover	3997	19,478
7	Colebrook	NH	First Colebrook Bank	11281	3,595
8	Franklin	NH	Franklin Savings Bank	8488	14,452
9	Manchester	NH	Granite State Credit Union	16743	7,017
10	Rochester	NH	Holy Rosary Regional Credit Union	16445	1,449
11	Laconia	NH	Laconia Savings Bank	10780	19,478
12	Newport	NH	Lake Sunapee Bank, Fsb	7644	19,478
13	Lancaster	NH	Lancaster National Bank	10891	2,488
14	White River Jct	NH	Mascoma Savings Bank, Fsb	13316	19,478
15	Manchester	NH	Members First Credit Union Of Nh	17492	1,731
16	Meredith	NH	Meredith Village Savings Bank	7994	19,478
17	Concord	NH	Merrimack County Savings Bank	13444	19,478
18	Peterborough	NH	Monadnock Community Bank	12716	16,190
19	Concord	NH	New Hampshire Federal Credit Union	9622	4,110
20	Portsmouth	NH	Northeast Cu	13384	10,547
21	Berlin	NH	Northway Bank	9534	19,478
22	Portsmouth	NH	Piscataqua Savings Bank	8454	5,355
23	Rochester	NH	Profile Bank, Fsb	1007	3,839
24	Salem	NH	Salem Co-Operative Bank	349	19,478
25	Portsmouth	NH	Service Credit Union	14505	19,478
26	Manchester	NH	St Mary’S Bank	14170	19,478
27	Newport	NH	Sugar River Savings Bank	7444	17,677
28	Nashua	NH	Triangle Credit Union	15376	17,311
29	Woodsville	NH	Woodsville Guaranty Savings Bank	10227	19,478
			Total New Hampshire:	29	362,941

NH

Election of Directors

Federal Home Loan Bank of Boston

List of Member Institutions

Eligible to Participate in 2008 Election

as of 12/31/2007 Record Date

(Maximum number of votes - state average - 654,891)

City		State	Institution	Customer Number	Eligible Votes
1	Providence	RI	Bank Of America Rhode Island, National Association	53420	654,891
2	East Providence	RI	Bank Rhode Island	14169	135,548
3	Newport	RI	Banknewport	7941	112,426
4	West Warwick	RI	Centreville Bank	53115	21,849
5	Cranston	RI	Coastway Credit Union	13809	26,987
6	Warren	RI	Columbus Credit Union	16745	495
7	Coventry	RI	Coventry Credit Union	14093	15,276
8	Central Falls	RI	Dexter Credit Union	54095	1,771
9	Cranston	RI	Domestic Bank	13964	11,809
10	Greenville	RI	Freedom National Bank	52333	735
11	Warwick	RI	Greenwood Credit Union	16402	100
12	Warwick	RI	Home Loan Investment Bank, Fsb	12504	4,871
13	East Greenwich	RI	Independence Bank	52770	3,336
14	Smithfield	RI	Navigant Credit Union	52553	46,753
15	Newport	RI	Newport Federal Savings Bank	5652	43,654
16	Pawtucket	RI	Pawtucket Credit Union	10051	56,940
17	Middletown	RI	People’S Credit Union	13427	36,943
18	Providence	RI	Rbs Citizens, National Association	54055	654,891
19	Providence	RI	Rhode Island Credit Union	52281	1,193
20	North Providence	RI	Union Federal Savings Bank	52295	769
21	Westerly	RI	Washington Trust Company	9487	319,456
22	Westerly	RI	Westerly Community Credit Union	52769	7,633
			Total Rhode Island:	22	2,158,326

RI

Election of Directors

Federal Home Loan Bank of Boston

List of Member Institutions

Eligible to Participate in 2008 Election

as of 12/31/2007 Record Date

(Maximum number of votes - state average - 12,918)

City		State	Institution	Customer Number	Eligible Votes
1	Calabasas	VT	Balboa Reinsurance Company	17249	12,918
2	Bennington	VT	Bank Of Bennington	5214	12,918
3	Brattleboro	VT	Brattleboro Savings And Loan Association, F.A.	2460	12,918
4	Burlington	VT	Chittenden Trust Company	17122	12,918
5	Derby	VT	Community National Bank	9996	12,918
6	Springfield	VT	Connecticut River Bank, National Association	9179	5,871
7	Orwell	VT	First National Bank Of Orwell	12254	676
8	Rutland	VT	Heritage Family Federal Credit Union	14666	7,842
9	Hanover	VT	Ledyard National Bank	10057	5,207
10	Lyndonville	VT	Lyndonbank	9357	5,898
11	Burlington	VT	Melville Reinsurance Corporation	52938	100
12	Burlington	VT	Merchants Bank	9006	12,918
13	Middlebury	VT	National Bank Of Middlebury	9067	9,666
14	Williston	VT	New England Federal Credit Union	11927	12,918
15	South Burlington	VT	Northcountry Federal Credit Union	17678	9,319
16	Northfield	VT	Northfield Savings Bank	8416	12,918
17	Burlington	VT	Opportunities Credit Union	12453	1,196
18	St. Johnsbury	VT	Passumpsic Savings Bank	10324	12,918
19	Burlington	VT	Pedcor Insurance Company	53883	100
20	Randolph	VT	Randolph National Bank	12754	2,707
21	North Brattleboro	VT	River Valley Credit Union	53962	332
22	Morrisville	VT	Union Bank	8986	12,918
23	Burlington	VT	Vermont Federal Credit Union	17288	12,541
24	Montpelier	VT	Vermont Mutual Insurance Company	53972	2,650
25	Montpelier	VT	Vermont State Employees Credit Union	53958	5,422
26	Wells River	VT	Wells River Savings Bank	12132	6,634
			Total Vermont	26	205,341

VT